                         SECURITIES PURCHASE AGREEMENT

      This  Securities  Purchase  Agreement  (this  "Agreement")  is dated as of

January  26,  2010,  between  Worldwide  Energy  and Manufacturing USA, Inc.,  a

Colorado  corporation  (the  "Company"), and each purchaser  identified  on  the

signature  pages  hereto  (each,   including   its  successors  and  assigns,  a

"Purchaser" and collectively, the "Purchasers").

      WHEREAS, subject to the terms and conditions  set  forth in this Agreement and  pursuant  to Section 4(2) of the Securities Act of 1933,  as  amended  (the

"Securities Act"),  and  Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly,

desires to purchase from the  Company,  securities  of the Company as more fully described in this Agreement.

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this

Agreement,  and  for  other  good and valuable consideration,  the  receipt  and adequacy of which are hereby acknowledged,  the Company and each Purchaser agree as follows:

                                   ARTICLE I.

                                  DEFINITIONS

      1.1Definitions.  In  addition  to  the terms  defined  elsewhere  in  this

Agreement, for all purposes of this Agreement,  the  following  terms  have  the meanings set forth in this Section 1.1:

            "2008  Share  Escrow Agreement" means the Escrow Agreement, dated as of June 23, 2008, by  and among the Company, the Wangs and Company Counsel as escrow agent, pursuant to which the Wangs deposited 1,620,954 shares of

      Common Stock in escrow  subject  to  the  terms and conditions of the 2008

      Shares Escrow Agreement.

            "2010 Form 10-K" shall have the meaning  ascribed  to  such  term in

      Section 4.19.

            "2010 EBITDA Milestone" shall have the meaning ascribed to such term in Section 4.19(a).

            "2010 EBITDA Milestone Date" shall have the meaning ascribed to such term in Section 4.19(a).

             "Acquiring Person" shall have the meaning ascribed to such term  in

      Section 4.5.

            "Action"  shall  have  the  meaning ascribed to such term in Section

      3.1(j).

             "Adjusted EBITDA" means, for  the applicable period, earning before interest, taxes, depreciation and amortization of

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      the Company and its consolidated Subsidiaries,  determined  in  accordance with  GAAP, consistently applied, plus (i) any provision for (or less  any benefit  from)  income taxes, (ii) any deduction for interest expense, net of interest income,  (iii)  depreciation and amortization expense and (iv)

       non-cash expenditures All determinations  of  the  components of Adjusted

      EBITDA shall be derived from the Company's most recently  filed  Form 10-Q or Form 10-K, as applicable.

            "Affiliate"  means  any  Person that, directly or indirectly through one or more intermediaries, controls  or  is  controlled  by  or  is under common  control  with  a  Person,  as such terms are used in and construed under Rule 405 under the Securities Act.

            "Board of Directors" means the board of directors of the Company.

            "Business Day" means any day except  any  Saturday,  any Sunday, any day which is a federal legal holiday in the United States or  any  day  on which  banking  institutions  in  the  State of New York are authorized or required by law or other governmental action to close.

            "Closing"  means  the  closing  of the  purchase  and  sale  of  the

      Securities pursuant to Section 2.1.

            "Closing Date" means the Trading Day on which all of the Transaction

      Documents  have  been executed and delivered  by  the  applicable  parties thereto, and all conditions  precedent  to (i) the Purchasers' obligations to  pay  the  Subscription Amount and (ii) the  Company's  obligations  to deliver the Securities,  in  each case, have been satisfied or waived, but in no event later than the third Trading Day following the date hereof.

            "Closing Statement" means the Closing Statement in the form on Annex

      A attached hereto.

            "Commission"  means  the  United   States  Securities  and  Exchange

      Commission.

            "Common Stock" means the common stock  of  the Company, no par value per share, and any other class of securities into  which  such  securities may hereafter be reclassified or changed.

            "Common  Stock  Equivalents" means any securities of the Company  or the Subsidiaries which  would entitle the holder thereof to acquire at any time Common Stock, including,  without  limitation,  any  debt,  preferred stock,  rights, options, warrants or other instrument that is at any  time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

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            "Company  Counsel"  means  Sichenzia Ross Friedman Ference LLP, with offices located at 61 Broadway, New York, New York 10006.

            "Company Make Good Shares" shall  have  the meaning ascribed to such term in Section 4.19(b).

            "Disclosure Schedules" shall have the meaning  ascribed to such term in Section 3.1.

            "Effective Date" means the earlier of the date that  (a)  all of the

      Registrable  Securities  (as defined in the Registration Rights Agreement)

      have been registered for resale  by  the  holders  thereof  pursuant  to a registration statement(s) declared effective by the Commission and (b) all of  the  Registrable Securities have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance  with the current public information required under Rule 144 and without volume or manner-of-sale restrictions.

             "Evaluation  Date"  shall have the meaning ascribed to such term in

      Section 3.1(r).

            "Exchange  Act"  means the  Securities  Exchange  Act  of  1934,  as amended, and the rules and regulations promulgated thereunder.

            "Executive Make Good Shares" shall have the meaning ascribed to such term in Section 4.19(b).

            "Exempt Issuance"  means  the issuance of (a) shares of Common Stock or options to employees, officers, directors or consultants of the Company pursuant to any stock or option plan  duly  adopted for such purpose, by a majority  of  the  non-employee members of the Board  of  Directors  or  a

      majority  of  the  members   of  a  committee  of  non-employee  directors

      established for such purpose (provided,  however,  any  such  issuances to consultants  shall  not exceed an aggregate of 100,000 shares, subject  to adjustment for forward  and  reverse  stock  splits,  stock  dividends and similar  transactions  of  the  Common Stock that occur after the  Closing

      Date,  in  any  12-month period), (b)  securities  upon  the  exercise  or exchange of or conversion  of any Securities issued hereunder and/or other securities exercisable or exchangeable  for  or convertible into shares of

      Common  Stock  issued  and  outstanding  on the date  of  this  Agreement,

      provided that such securities have not been amended since the date of this

      Agreement to increase the number of such securities  or  to  decrease  the exercise price, exchange price or conversion price of such securities, (c)

      securities  issued  pursuant  to  acquisitions  or  strategic transactions approved  by  a majority of the disinterested directors  of  the  Company,

      provided that any  such  issuance  shall  only  be  to a Person (or to the equityholders of a Person) which is, itself or through  its  subsidiaries,

      an operating company or

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      an  owner of an asset in a business synergistic with the business  of  the

      Company  and  shall provide to the Company additional benefits in addition to the investment  of  funds, but shall not include a transaction in which the Company is issuing securities  primarily  for  the  purpose of raising capital or to an entity whose primary business is investing  in securities and  (d)  and  (d) with the prior written consent of Ladenburg Thalmann  &

      Co., Inc., up to  an  amount  of  Common  Stock  and warrants equal to the difference  between  $8,000,000  and  the  aggregate Subscription  Amounts hereunder, on the same terms and conditions  and prices as hereunder, with investors  executing  definitive  agreements  for  the  purchase  of  such securities and such transactions having closed  on  or  before January 29,

      2010.

            "Funds  Escrow Agent" means SunTrust Bank, with offices  located  at

      777 Brickell Avenue, Miami, Florida 33131.

             "Funds Escrow  Agreement"  shall  mean  the Escrow Agreement by and among the Company, the placement agent and the Funds Escrow Agent, entered into on or before the date hereof.

              "GAAP" shall have the meaning ascribed to  such  term  in  Section

      3.1(h).

            "Indebtedness"  shall  have  the  meaning  ascribed  to such term in

      Section 3.1(aa).

             "Intellectual Property Rights" shall have the meaning  ascribed  to such term in Section 3.1(o).

            "Legend  Removal  Date" shall have the meaning ascribed to such term in Section 4.1(c).

            "Liens" means a lien,  charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

            "Make Good Shares" shall  have  the meaning assigned to such term in

      Section 4.19(b).

            "Material Adverse Effect" shall have  the  meaning  assigned to such term in Section 3.1(b).

            "Material Permits" shall have the meaning ascribed to  such  term in

      Section 3.1(m).

            "Per  Share Purchase Price" equals $4.50, subject to adjustment  for reverse and forward  stock splits, stock dividends, stock combinations and other similar transactions  of  the Common Stock that occur after the date of this Agreement.

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            "Person" means an individual  or  corporation,  partnership,  trust,

      incorporated   or   unincorporated  association,  joint  venture,  limited

      liability company, joint  stock  company,  government  (or  an  agency  or subdivision thereof) or other entity of any kind.

              "Proceeding"  means  an  action,  claim,  suit,  investigation  or proceeding  (including,  without  limitation, an informal investigation or

      partial  proceeding,  such  as  a  deposition),   whether   commenced   or

      threatened.

            "Public Information Failure" shall have the meaning ascribed to such term in Section 4.2(b).

            "Public   Information  Failure  Payments"  shall  have  the  meaning ascribed to such term in Section 4.2(b).

             "Purchaser  Party"  shall have the meaning ascribed to such term in

      Section 4.8.

            "Registration  Rights  Agreement"   means  the  Registration  Rights

      Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit A attached hereto.

            "Registration Statement" means a registration  statement meeting the requirements set forth in the Registration Rights Agreement  and  covering the resale by the Purchasers of the Shares and the Warrant Shares.

            "Required Approvals" shall have the meaning ascribed to such term in

      Section 3.1(e).

            "Rule 144" means Rule 144 promulgated by the Commission pursuant  to the  Securities Act, as such Rule may be amended from time to time, or any similar  rule  or  regulation  hereafter  adopted by the Commission having substantially the same effect as such Rule.

            "Rule 424" means Rule 424 promulgated  by the Commission pursuant to the Securities Act, as such Rule may be amended  or  interpreted from time to  time,  or  any  similar  rule or regulation hereafter adopted  by  the

      Commission having substantially the same purpose and effect as such Rule.

            "SEC Reports" shall have  the  meaning  ascribed  to  such  term  in

      Section 3.1(h).

            "Securities" means the Shares, the Warrants and the Warrant Shares.

            "Securities  Act"  means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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            "Shares" means the shares of Common Stock issued or issuable to each

      Purchaser pursuant to this Agreement.

            "Share Escrow Agent" means Sichenzia Ross Friedman Ference LLP, with offices located at 61 Broadway, New York, New York 10006.

              "Share  Escrow Agreement"  shall  mean  the  Escrow  Agreement  in substantially  the  form  of  Exhibit  D  hereto  executed  and  delivered contemporaneously with this Agreement.

             "Short Sales"  means  all  "short  sales" as defined in Rule 200 of

      Regulation SHO under the Exchange Act (but  shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

            "Subscription  Amount" means, as to each  Purchaser,  the  aggregate amount to be paid for Shares and Warrants purchased hereunder as specified below such Purchaser's  name  on  the signature page of this Agreement and next to the heading "Subscription Amount," in United States dollars and in immediately available funds.

             "Subsidiary" means any subsidiary  of  the  Company as set forth on

      Schedule 3.1(a) and shall, where applicable, also include  any  direct  or indirect  subsidiary  of  the  Company  formed  or acquired after the date hereof.

            "Trading Day" means a day on which the principal  Trading  Market is open for trading.

            "Trading Market" means any of the following markets or exchanges  on which  the  Common  Stock  is  listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq  Capital  Market,  the  Nasdaq  Global

      Market,  the  Nasdaq Global Select Market, the New York Stock Exchange  or

      the OTC Bulletin Board (or any successors to any of the foregoing).

            "Transaction  Documents"  means  this  Agreement,  the Warrants, the

      Registration  Rights  Agreement,  the  Share Escrow Agreement,  the  Funds

      Escrow Agreement, all exhibits and schedules  thereto  and  hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

            "Transfer  Agent"  means   Corporate  Stock  Transfer,  the  current

      transfer  agent  of  the  Company,  with a mailing address of  3200 Cherry

      Creek Dr. South Suite 430, Denver Co.  80209  and  a  facsimile  number of

      (303) 282-5800, and any successor transfer agent of the Company.

            "Variable Rate Transaction" shall have the meaning ascribed  to such term in Section 4.12(b).

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            "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed  or quoted on a Trading Market, the daily volume weighted average price of the

      Common  Stock for such date (or the nearest preceding date) on the Trading

      Market on  which  the Common Stock is then listed or quoted as reported by

      Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time)

      to 4:02 p.m. (New York  City time)), (b)  if the OTC Bulletin Board is not a Trading Market, the volume  weighted  average  price of the Common Stock for such date (or the nearest preceding date) on the  OTC  Bulletin Board,

      (c)  if the Common Stock is not then listed or quoted for trading  on  the

      OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink  Sheets"  published  by  Pink  OTC  Markets,  Inc. (or a similar organization  or agency succeeding to its functions of reporting  prices),

      the most recent  bid  price  per share of the Common Stock so reported, or

      (d) in all other cases, the fair  market  value of a share of Common Stock as determined by an independent appraiser selected  in  good  faith by the

      Purchasers  of  a majority in interest of the Shares then outstanding  and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

            "Wangs" means,  collectively, Jimmy Wang and Mindy Wang, residing at

      408 N. Canal Street, Unit A&B, South San Francisco, California 94080.

            "Warrants" means,  collectively,  the Common Stock purchase warrants delivered  to the Purchasers at the Closing  in  accordance  with  Section

      2.2(a) hereof,  which Warrants shall be exercisable immediately and have a term of exercise  equal  to  5  years,  in  the form of Exhibit C attached hereto.

            "Warrant  Shares"  means the shares of Common  Stock  issuable  upon exercise of the Warrants.

            "WS" means Weinstein Smith LLP with offices located at 420 Lexington

      Avenue, Suite 2620, New York, New York 10170-0002.

                                  ARTICLE II.

                               PURCHASE AND SALE

      2.1Closing.  On the Closing  Date,  upon  the  terms  and  subject  to the conditions  set  forth  herein,  substantially concurrent with the execution and delivery of this Agreement by the  parties  hereto,  the Company agrees to sell,

and the Purchasers, severally and not jointly,  agree  to  purchase,  up  to  an aggregate of $8,000,000 of Shares and Warrants.  Each Purchaser shall deliver to the  Company  via  wire  transfer  or a certified check of immediately available funds  equal  to  such Purchaser's Subscription  Amount  as  set  forth  on  the signature page hereto executed by such Purchaser, and the Company shall deliver

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to each Purchaser its respective Shares and a Warrant, as determined pursuant to

Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section  2.2  deliverable at the Closing.  Upon satisfaction of the covenants and conditions set  forth  in  Sections 2.2 and 2.3, the Closing shall occur at the offices of WS or such other location  as the parties shall mutually agree.

      2.2Deliveries.

                  (a)    On  or prior to the Closing  Date,  the  Company  shall

      deliver or cause to be delivered to each Purchaser the following:

                               (i)   this   Agreement   duly   executed  by  the

            Company;

                               (ii)  a  legal opinion from Company  Counsel  and

            the  Company's  PRC counsel addressed  to  the  Purchasers  and  the placement agent,  substantially  in  the  form of Exhibit B attached hereto;

                               (iii) a copy of the irrevocable  instructions  to

            the  Transfer Agent instructing the Transfer Agent to deliver, on an expedited  basis,  a certificate evidencing a number of Shares equal to such Purchaser's  Subscription  Amount  divided  by the Per Share

            Purchase Price, registered in the name of such Purchaser;

                               (iv)  a Warrant registered in the  name  of  such

            Purchaser to purchase up to a number of shares of Common Stock equal to 100% of such Purchaser's Shares, with an exercise price equal  to

            $5.65, subject to adjustment therein;

                               (v)   the Share Escrow Agreement duly executed by

            the Company, the Share Escrow Agent and the Wangs;

                               (vi)  instruction letter instructing the transfer

            agent  to  issue  the  Company  Make  Good  Shares,  which  shall be delivered  on or before April 22, 2010 duly executed by the Company;

            and

                               (vii) the   Registration  Rights  Agreement  duly

            executed by the Company.

                  (b)    On or prior to the  Closing  Date, each Purchaser shall

      deliver or cause to be delivered to the Company the following:

                               (i)   this  Agreement  duly   executed   by  such

            Purchaser;

                               (ii)  such  Purchaser's  Subscription  Amount  by

            wire transfer to the Funds Escrow Agent;

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                               (iii) the Share Escrow Agreement duly executed by

            such Purchaser;

                               (iv)  the  Registration  Rights  Agreement   duly

            executed by such Purchaser; and

                               (v)   the   Selling   Shareholder   Questionnaire

            attached to the Registration Rights Agreement, duly executed by such

            Purchaser.

      2.3Closing Conditions.

            (a)   The  obligations  of the Company hereunder in connection  with the Closing are subject to the following conditions being met:

                               (i)   the  accuracy  in  all material respects on

            the  Closing  Date  of  the  representations and warranties  of  the

            Purchasers contained herein (unless as of a specific date therein);

                               (ii)  all obligations,  covenants  and agreements

            of  each  Purchaser  required  to  be performed at or prior  to  the

            Closing Date shall have been performed; and

                               (iii) the delivery by each Purchaser of the items

            set forth in Section 2.2(b) of this Agreement.

                  (b)    The respective obligations  of the Purchasers hereunder

      in  connection  with the Closing are subject to the  following  conditions being met:

                               (i)   the  accuracy in all material respects when

            made and on the Closing Date of  the  representations and warranties of  the  Company contained herein (unless  as  of  a  specific  date therein);

                               (ii)  all  obligations,  covenants and agreements

            of the Company required to be performed at or  prior  to the Closing

            Date shall have been performed;

                               (iii) the  delivery by the Company of  the  items

            set forth in Section 2.2(a) of this Agreement;

                               (iv)  there  shall  have been no Material Adverse

            Effect with respect to the Company since the date hereof; and

                               (v)   from the date hereof  to  the Closing Date,

            trading  in  the Common Stock shall not have been suspended  by  the

            Commission or the Company's principal Trading Market

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            (except for any  suspension of trading of limited duration agreed to by the Company, which  suspension  shall  be terminated prior to the

            Closing),  and, at any time prior to the Closing  Date,  trading  in securities generally  as  reported  by Bloomberg L.P. shall not have been suspended or limited, or minimum  prices  shall  not  have been established on securities whose trades are reported by such service,

            or  on any Trading Market, nor shall a banking moratorium have  been declared  either  by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other  national  or  international  calamity  of such magnitude  in its effect on, or any material adverse change in,  any financial market  which, in each case, in the reasonable judgment of each Purchaser, makes  it  impracticable  or inadvisable to purchase the Securities at the Closing.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

      3.1Representations and Warranties of the Company.  Except  as set forth in the  Disclosure  Schedules,  which Disclosure Schedules shall be deemed  a  part hereof and shall qualify any representation  or  otherwise  made  herein  to the extent  of  the  disclosure  contained  in  the  corresponding  section  of  the

Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

                  (a)    Subsidiaries.    All   of   the   direct  and  indirect

      subsidiaries of the Company are set forth on Schedule 3.1(a).  The Company owns,  directly or indirectly, all of the capital stock  or  other  equity interests  of  each Subsidiary free and clear of any Liens, and all of the issued and outstanding  shares  of  capital  stock  of each Subsidiary are validly issued and are fully paid, non-assessable and  free  of preemptive and  similar  rights  to  subscribe  for  or purchase securities.  If  the

      Company has no subsidiaries, all other references  to  the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

                  (b)    Organization and Qualification.  The  Company  and each

      of the Subsidiaries is an entity duly incorporated or otherwise organized,

      validly  existing  and in good standing under the laws of the jurisdiction of  its incorporation  or  organization,  with  the  requisite  power  and authority  to  own  and  use its properties and assets and to carry on its

      business as currently conducted.   Neither  the Company nor any Subsidiary

      is  in violation nor default of any of the provisions  of  its  respective certificate  or  articles of incorporation, bylaws or other organizational

      or charter documents.   Each  of  the Company and the Subsidiaries is duly

      qualified  to  conduct business and is  in  good  standing  as  a  foreign corporation or other  entity  in  each jurisdiction in which the nature of the business conducted or property owned by it

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      makes such qualification necessary,  except  where  the  failure  to be so qualified  or  in  good  standing,  as  the case may be, could not have or reasonably be expected to result in: (i)  a material adverse effect on the legality, validity or enforceability of any  Transaction  Document, (ii) a material  adverse  effect on the results of operations, assets,  business,

      prospects or condition  (financial  or  otherwise)  of the Company and the

      Subsidiaries, taken as a whole, or (iii) a material adverse  effect on the

      Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or  (iii),  a

      "Material  Adverse  Effect")  and no Proceeding has been instituted in any such jurisdiction revoking, limiting  or  curtailing or seeking to revoke,

      limit or curtail such power and authority or qualification.

                  (c)    Authorization;  Enforcement.    The   Company  has  the

      requisite  corporate power and authority to enter into and  to  consummate the transactions  contemplated  by  each  of the Transaction Documents and

      otherwise  to  carry out its obligations hereunder  and  thereunder.   The

      execution and delivery of each of the Transaction Documents by the Company and the consummation  by  it  of  the transactions contemplated hereby and thereby have been duly authorized by  all  necessary action on the part of the Company and no further action is required by the Company, the Board of

      Directors or the Company's stockholders in connection therewith other than

      in connection with the Required Approvals.   Each  Transaction Document to

      which  it  is  a  party has been (or upon delivery will  have  been)  duly executed by the Company  and,  when delivered in accordance with the terms hereof and thereof, will constitute  the  valid  and binding obligation of the Company enforceable against the Company in accordance  with its terms,

      except:  (i)  as  limited  by  general equitable principles and applicable bankruptcy,  insolvency, reorganization,  moratorium  and  other  laws  of general application  affecting enforcement of creditors' rights generally,

      (ii)  as  limited  by  laws  relating  to  the  availability  of  specific performance, injunctive  relief  or  other  equitable  remedies  and (iii)

      insofar  as indemnification and contribution provisions may be limited  by applicable law.

                  (d)    No  Conflicts.  The execution, delivery and performance

      by the Company of the Transaction  Documents, the issuance and sale of the

      Securities and the consummation by it  of  the  transactions  contemplated hereby  and  thereby  to  which  it  is  a party do not and will not:  (i)

      conflict  with  or  violate  any  provision  of   the   Company's  or  any

      Subsidiary's  certificate  or articles of incorporation, bylaws  or  other organizational or charter documents,  (ii)  conflict with, or constitute a default  (or an event that with notice or lapse  of  time  or  both  would become a default)  under,  result  in the creation of any Lien upon any of the properties or assets of the Company  or  any  Subsidiary,  or  give to others any rights of termination, amendment,

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      acceleration  or  cancellation  (with or without notice, lapse of time  or both)  of,  any  agreement,  credit facility,  debt  or  other  instrument

      (evidencing  a  Company  or  Subsidiary   debt   or  otherwise)  or  other

      understanding to which the Company or any Subsidiary  is  a  party  or  by which  any  property or asset of the Company or any Subsidiary is bound or affected, or  (iii)  subject  to  the Required Approvals, conflict with or result  in  a  violation of any law, rule,  regulation,  order,  judgment,

      injunction, decree  or  other  restriction  of  any  court or governmental authority  to  which  the  Company  or a Subsidiary is subject  (including federal  and  state securities laws and  regulations),  or  by  which  any property or asset  of  the  Company  or a Subsidiary is bound or affected;

      except in the case of each of clauses  (ii)  and  (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

                  (e)    Filings, Consents and Approvals.   The  Company  is not

      required  to  obtain  any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or  other  governmental authority or other Person in connection with the execution, delivery  and performance by the Company of the Transaction Documents, other than: (i)  the  filings required pursuant to  Section  4.4 of this Agreement, (ii) the filing  with  the  Commission

      pursuant to the  Registration  Rights   Agreement, (iii) the notice and/or

      application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Securities for trading thereon in the time and manner required thereby, and  (iv)  the filing of Form D with the  Commission  and  such  filings  as  are  required to  be  made  under applicable state securities laws (collectively, the "Required Approvals").

                  (f)    Issuance of the Securities.   The  Securities  are duly

      authorized and, when issued and paid for in accordance with the applicable

      Transaction  Documents,  will  be duly and validly issued, fully paid  and nonassessable, free and clear of  all  Liens  imposed by the Company other than restrictions on transfer provided for in the  Transaction  Documents.

      The  Warrant  Shares,  when  issued  in  accordance  with the terms of the

      Transaction   Documents,   will   be   validly  issued,  fully  paid   and

      nonassessable, free and clear of all Liens  imposed  by  the Company other than  restrictions on transfer provided for in the Transaction  Documents.

      The Company  has  reserved  from  its  duly  authorized  capital stock the maximum  number  of  shares  of  Common  Stock issuable pursuant  to  this

      Agreement and the Warrants.

                  (g)    Capitalization.  The capitalization  of  the Company is

      as set forth on Schedule 3.1(g), which Schedule 3.1(g) shall  also include the number of shares of Common Stock owned beneficially, and of record, by

      Affiliates of the Company as of the date

                                     - 12 -


      hereof. Except as disclosed on Schedule 3.1(g), the Company has not issued any capital stock since its most recently filed periodic report  under the

      Exchange  Act,  other  than  pursuant  to  the  exercise of employee stock options under the Company's stock option plans, the  issuance of shares of

      Common  Stock  to  employees  pursuant  to  the  Company's employee  stock purchase plans and pursuant to the conversion and/or  exercise  of  Common

      Stock  Equivalents  outstanding  as of the date of the most recently filed periodic report under the Exchange  Act.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

      Except as a result of the purchase and  sale  of the Securities, there are no outstanding options, warrants, scrip rights  to  subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or  obligations  convertible into or exercisable or exchangeable  for,  or giving any Person  any  right  to  subscribe  for or acquire any shares of

      Common Stock, or contracts, commitments, understandings or arrangements by which  the  Company  or  any Subsidiary is or may become  bound  to  issue

      additional  shares of Common  Stock  or  Common  Stock  Equivalents.   The

      issuance and sale of the Securities will not obligate the Company to issue shares of Common  Stock  or other securities to any Person (other than the

      Purchasers) and will not result  in  a  right  of  any  holder  of Company securities  to  adjust  the exercise, conversion, exchange or reset  price under any of such securities.  All  of  the  outstanding shares of capital stock  of the Company are validly issued, fully  paid  and  nonassessable,

      have been issued in compliance with all federal and state securities laws,

      and none  of  such  outstanding  shares  was  issued  in  violation of any

      preemptive   rights  or  similar  rights  to  subscribe  for  or  purchase securities.  No  further approval or authorization of any stockholder, the

      Board of Directors  or others is required for the issuance and sale of the

      Securities.  There are  no  stockholders  agreements, voting agreements or other similar agreements with respect to the  Company's  capital  stock to which  the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

                  (h)    SEC Reports; Financial Statements.  Except as set forth

      on Schedule  3.1(h),  the Company has filed all reports, schedules, forms,

      statements and other documents  required  to be filed by the Company under the  Securities Act and the Exchange Act, including  pursuant  to  Section

      13(a)  or  15(d)  thereof, for the two years preceding the date hereof (or such shorter period  as  the  Company was required by law or regulation to file  such  material) (the foregoing  materials,  including  the  exhibits

      thereto  and  documents   incorporated   by   reference   therein,   being

      collectively referred to herein as the "SEC Reports") on a timely basis or has  received  a  valid extension of such time of filing and has filed any such SEC Reports prior  to  the  expiration  of any such extension.  As of their respective dates, the SEC Reports complied in all material

                                     - 13 -


      respects with the requirements of the Securities Act and the Exchange Act,

      as  applicable,  and none of the SEC Reports, when  filed,  contained  any untrue statement of  a  material  fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Except as set forth on Schedule 3.1(h), the Company has never been  an  issuer subject to Rule 144(i)  under  the  Securities  Act.  The financial statements  of the Company included in the SEC Reports comply in all material respects with  applicable  accounting  requirements  and  the rules  and regulations of the Commission with respect thereto as in effect

      at the time  of  filing.   Such financial statements have been prepared in

      accordance with United States  generally  accepted  accounting  principles applied on a consistent basis during the periods involved ("GAAP"), except as  may  be otherwise specified in such financial statements or the  notes thereto and except that unaudited financial statements may not contain all footnotes  required  by  GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof  and the results of operations and cash flows for the periods then ended, subject,  in the case of unaudited statements,

      to normal, immaterial, year-end audit adjustments.

                  (i)    Material Changes; Undisclosed  Events,  Liabilities  or

      Developments.   Since  the date of the latest audited financial statements included within the SEC  Reports,  except  as  specifically disclosed in a subsequent SEC Report filed prior to the date hereof:  (i)  there has been no event, occurrence or development that has had or that could  reasonably be  expected to result in a Material Adverse Effect, (ii) the Company  has not incurred  any  liabilities  (contingent  or  otherwise) other than (A)

      trade  payables and accrued expenses incurred in the  ordinary  course  of business consistent with past practice and (B) liabilities not required to be reflected  in  the  Company's  financial statements pursuant to GAAP or disclosed in filings made with the  Commission,  (iii) the Company has not altered its method of accounting, (iv) the Company  has  not  declared  or made  any  dividend  or  distribution  of  cash  or  other property to its stockholders or purchased, redeemed or made any agreements  to purchase or redeem  any  shares  of  its capital stock and (v) except as disclosed  on

      Schedule 3.1(i), the Company  has  not issued any equity securities to any officer, director or Affiliate, except  pursuant to existing Company stock option plans.  The Company does not have pending before the Commission any

      request  for  confidential  treatment  of  information.   Except  for  the

      issuance of the Securities contemplated by this  Agreement or as set forth on Schedule 3.1(i), no event, liability, fact, circumstance, occurrence or development has occurred or exists, or is reasonably  expected to occur or exist, with respect to the

                                     - 14 -


      Company  or  its  Subsidiaries  or their respective business,  properties,

      operations, assets or financial condition,  that  would  be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

                  (j)    Litigation.  There is no action, suit,  inquiry, notice

      of violation, proceeding or investigation pending or, to the  knowledge of the  Company,  threatened against or affecting the Company, any Subsidiary or any of their  respective properties before or by any court, arbitrator,

      governmental or administrative  agency  or  regulatory authority (federal,

      state, county, local or foreign) (collectively,  an  "Action")  which  (i)

      adversely  affects  or challenges the legality, validity or enforceability of any of the Transaction  Documents  or  the Securities or (ii) could, if there  were an unfavorable decision, have or  reasonably  be  expected  to

      result in  a  Material  Adverse  Effect.   Neither  the  Company  nor  any

      Subsidiary,  nor  any  director  or  officer  thereof,  is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of  fiduciary  duty.

      There  has  not  been,  and  to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the

      Company or any current or former  director or officer of the Company.  The

      Commission has not issued any stop  order  or  other  order suspending the effectiveness of any registration statement filed by the  Company  or  any

      Subsidiary under the Exchange Act or the Securities Act.

                  (k)    Labor  Relations.  No material labor dispute exists or,

      to the knowledge of the Company,  is  imminent  with respect to any of the employees of the Company, which could reasonably  be expected to result in a  Material  Adverse Effect.  None of the Company's or  its  Subsidiaries'

      employees  is a  member  of  a  union  that  relates  to  such  employee's relationship  with the Company or such Subsidiary, and neither the Company nor  any of its  Subsidiaries  is  a  party  to  a  collective  bargaining agreement,  and  the  Company  and  its  Subsidiaries  believe  that their relationships with their employees are good.  No executive officer, to the knowledge  of  the Company, is, or is now expected to be, in violation  of any material term  of any employment contract, confidentiality, disclosure or proprietary information  agreement or non-competition agreement, or any other contract or agreement or  any  restrictive  covenant in favor of any third party, and the continued employment of each such  executive  officer does  not  subject the Company or any of its Subsidiaries to any liability

      with respect  to  any  of  the  foregoing  matters.   The  Company and its

      Subsidiaries  are  in compliance with all U.S. federal, state,  local  and foreign  laws  and  regulations  relating  to  employment  and  employment practices, terms and conditions of employment and

                                     - 15 -


      wages and hours, except  where  the failure to be in compliance could not,

      individually  or  in the aggregate,  reasonably  be  expected  to  have  a

      Material Adverse Effect.

                  (l)    Compliance.   Neither  the  Company nor any Subsidiary:

      (i) is in default under or in violation of (and no event has occurred that has  not been waived that, with notice or lapse of  time  or  both,  would result  in  a default by the Company or any Subsidiary under), nor has the

      Company or any Subsidiary received notice of a claim that it is in default under or that  it  is  in  violation  of,  any  indenture,  loan or credit agreement or any other agreement or instrument to which it is  a  party or by which it or any of its properties is bound (whether or not such default or  violation  has  been  waived),  (ii)  is in violation of any judgment,

      decree, or order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule,  ordinance or regulation of any  governmental  authority,  including without limitation  all  foreign,

      federal, state and local laws relating to taxes, environmental protection,

      occupational health and safety,  product quality and safety and employment and labor matters, except in each  case as could not have or reasonably be expected to result in a Material Adverse Effect.

                  (m)    Regulatory Permits.   The  Company and the Subsidiaries

      possess  all  certificates,  authorizations  and  permits  issued  by  the appropriate  federal,  state,  local  or  foreign  regulatory  authorities necessary to conduct their respective businesses as  described  in the SEC

      Reports,  except  where  the  failure  to  possess  such permits could not reasonably be expected to result in a Material Adverse  Effect  ("Material

      Permits"),  and  neither  the Company nor any Subsidiary has received  any notice of proceedings relating  to  the  revocation or modification of any

      Material Permit.

                  (n)    Title to Assets.  The Company and the Subsidiaries have

      good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal  property owned by them that is material to the business of the Company and the  Subsidiaries,  in each case  free  and  clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed  to  be made of such property by the Company and the

      Subsidiaries and Liens for the  payment  of federal, state or other taxes,

      the payment of which is neither delinquent  nor subject to penalties.  Any real  property and facilities held under lease  by  the  Company  and  the

      Subsidiaries  are  held  by  them  under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

                                     - 16 -


                  (o)    Patents   and  Trademarks.    The   Company   and   the

      Subsidiaries  have,  or  have  rights   to   use,   all   patents,  patent

      applications,  trademarks,  trademark  applications, service marks,  trade

      names,  trade  secrets,  inventions,  copyrights,   licenses   and   other

      intellectual  property  rights  and similar rights as described in the SEC

      Reports  as  necessary  or material  for  use  in  connection  with  their respective businesses and  which  the  failure  to  so  have  could have a

      Material   Adverse   Effect   (collectively,  the  "Intellectual  Property

      Rights").   None  of, and neither  the  Company  nor  any  Subsidiary  has received a notice (written  or  otherwise)  that  any of, the Intellectual

      Property Rights has expired, terminated or been abandoned,  or is expected to expire or terminate or be abandoned, within two (2) years from the date of  this Agreement.  Neither the Company nor any Subsidiary has  received,

      since  the date of the latest audited financial statements included within the SEC  Reports,  a  written  notice  of  a  claim  or  otherwise has any knowledge that the Intellectual Property Rights violate or  infringe  upon the  rights  of  any  Person,  except as would not have a Material Adverse

      Effect.  To the knowledge of the  Company,  all such Intellectual Property

      Rights are enforceable and there is no existing  infringement  by  another

      Person  of  any of the Intellectual Property Rights.  The Company and  its

      Subsidiaries  have  taken  reasonable  security  measures  to  protect the

      secrecy,   confidentiality   and   value  of  all  of  their  intellectual

      properties, except where failure to  do  so  could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (p)    Insurance.   The  Company  and   the  Subsidiaries  are

      insured  by insurers of recognized financial responsibility  against  such losses and  risks  and in such amounts as are prudent and customary in the businesses  in  which  the  Company  and  the  Subsidiaries  are  engaged,

      including, but not  limited  to, directors and officers insurance coverage at least equal to the aggregate  Subscription Amount.  Neither the Company nor any Subsidiary has any reason  to  believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar  insurers  as  may be necessary to continue its business without a significant increase in cost.

                  (q)    Transactions With Affiliates and Employees.   Except as

      set  forth  in  the SEC Reports, none of the officers or directors of  the

      Company and, to the knowledge of the Company, none of the employees of the

      Company is presently  a  party  to any transaction with the Company or any

      Subsidiary (other than for services as employees, officers and directors),

      including any contract, agreement  or  other arrangement providing for the furnishing of services to or by, providing  for rental of real or personal property  to  or  from, or otherwise requiring payments  to  or  from  any officer, director or such employee or, to the knowledge of

                                     - 17 -


      the Company, any entity  in  which  any  officer,  director,  or  any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for: (i) payment of salary  or  consulting fees for services rendered, (ii) reimbursement  for expenses incurred  on  behalf  of  the  Company  and  (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

                  (r)    Sarbanes-Oxley; Internal Accounting  Controls.   Except

      as disclosed in Exhibit 31.1 to the Company's most recently filed periodic

      SEC  Report,  the  Company  is  in  compliance with any and all applicable requirements of the Sarbanes-Oxley Act  of  2002  that are effective as of the  date  hereof,  and  any  and  all  applicable  rules and  regulations promulgated by the Commission thereunder that are effective as of the date hereof  and  as  of  the  Closing Date.  The Company and the  Subsidiaries

      maintain a system of internal  accounting  controls  sufficient to provide reasonable  assurance  that: (i) transactions are executed  in  accordance with management's general  or  specific  authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets  is  permitted  only  in accordance with  management's  general  or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets  at reasonable intervals and appropriate action  is  taken  with  respect  to  any  differences.  The  Company  has established disclosure controls and procedures (as defined in Exchange Act

      Rules  13a-15(e)  and  15d-15(e))  for  the   Company  and  designed  such

      disclosure controls and procedures to ensure that  information required to be disclosed by the Company in the reports it files  or  submits under the

      Exchange Act is recorded, processed, summarized and reported,  within  the time periods specified in the Commission's rules and forms.  The Company's certifying  officers  have  evaluated  the  effectiveness of the Company's disclosure controls and procedures as of the  end of the period covered by the Company's most recently filed periodic report  under  the Exchange Act

      (such  date, the "Evaluation Date").  The Company presented  in  its  most recently  filed  periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based  on  their  evaluations  as  of  the Evaluation Date.

      Since  the  Evaluation Date, there have been no changes in  the  Company's internal control  over financial reporting (as such term is defined in the

      Exchange Act) that  has  materially  affected,  or is reasonably likely to

      materially   affect,  the  Company's  internal  control   over   financial

      reporting.

                  (s)    Certain  Fees.   Except as set forth in Schedule 3.1(s)

      attached hereto, no brokerage or finder's  fees or commissions are or will be payable by the Company to any broker, financial

                                     - 18 -


      advisor or consultant, finder, placement agent, investment banker, bank or other  Person  with  respect  to  the  transactions  contemplated  by  the

      Transaction  Documents.   The Purchasers shall  have  no  obligation  with

      respect to any fees or with  respect to any claims made by or on behalf of other Persons for fees of a type  contemplated in this Section that may be due in connection with the transactions  contemplated  by  the Transaction

      Documents.

                  (t)    Private  Placement.  Assuming  the  accuracy   of   the

      Purchasers'  representations  and  warranties set forth in Section 3.2, no registration under the Securities Act  is  required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

      The issuance and sale of the Securities hereunder  does not contravene the rules and regulations of the Trading Market.

                  (u)    Investment Company. The Company is  not,  and is not an

      Affiliate of, and immediately after receipt of payment for the Securities,

      will  not  be  or  be an Affiliate of, an "investment company" within  the meaning of the Investment  Company  Act  of 1940, as amended.  The Company shall conduct its business in a manner so  that  it  will  not  become  an

      "investment  company" subject to registration under the Investment Company

      Act of 1940, as amended.

                  (v)    Registration   Rights.    Other   than   each   of  the

      Purchasers,  no  Person  has  any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

                  (w)    Listing and Maintenance Requirements.  The Common Stock

      is registered pursuant to Section  12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed  to, or which to its knowledge is likely to have the effect of, terminating the  registration  of the Common

      Stock under the Exchange Act nor has the Company received any notification

      that  the Commission is contemplating terminating such registration.   The

      Company  has  not,  in  the  12 months preceding the date hereof, received notice from any Trading Market  on  which  the Common Stock is or has been listed or quoted to the effect that the Company  is not in compliance with the  listing  or  maintenance  requirements  of such Trading  Market.  The

      Company  is,  and  has  no  reason to believe that  it  will  not  in  the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                  (x)    Application  of  Takeover Protections.  The Company and

      the Board of Directors have taken all  necessary  action, if any, in order

      to   render   inapplicable   any   control  share  acquisition,   business

      combination,  poison  pill (including  any  distribution  under  a  rights agreement) or other similar  anti-takeover  provision  under the Company's certificate of incorporation (or

                                     - 19 -


      similar charter documents) or the laws of its state of incorporation  that is  or  could  become  applicable  to  the  Purchasers  as a result of the

      Purchasers  and  the  Company  fulfilling their obligations or  exercising their rights under the Transaction Documents, including without limitation as  a  result  of  the  Company's  issuance  of  the  Securities  and  the

      Purchasers' ownership of the Securities.

                  (y)    Disclosure.  Except  with respect to the material terms

      and  conditions  of  the  transactions  contemplated  by  the  Transaction

      Documents,  the Company confirms that neither  it  nor  any  other  Person acting on its behalf has provided any of the Purchasers or their agents or counsel with  any  information  that  it  believes  constitutes  or  might

      constitute material, non-public information.   The Company understands and

      confirms that the Purchasers will rely on the foregoing representation  in

      effecting   transactions  in  securities  of  the  Company.   All  of  the

      disclosure furnished  by  or  on  behalf  of the Company to the Purchasers regarding  the  Company,  its business and the  transactions  contemplated hereby, including the Disclosure  Schedules to this Agreement, is true and correct and does not contain any untrue  statement  of  a material fact or omit to state any material fact necessary in order to make  the statements made  therein, in light of the circumstances under which they  were  made,

      not misleading.  The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue  statement  of  a  material  fact  or  omit  to state a material fact required to be stated therein or necessary in order  to make the  statements  therein,  in  light of the circumstances under which they

      were made and when made, not misleading.   The  Company  acknowledges  and

      agrees  that  no  Purchaser  makes  or  has  made  any  representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

                  (z)    No  Integrated Offering. Assuming the accuracy  of  the

      Purchasers' representations  and  warranties  set  forth  in  Section 3.2,

      neither the Company, nor any of its Affiliates, nor any Person  acting  on its  or their behalf has, directly or indirectly, made any offers or sales of any  security  or  solicited  any  offers  to  buy  any security, under circumstances  that  would  cause  this offering of the Securities  to  be integrated with prior offerings by the  Company  for  purposes  of (i) the

      Securities Act which would require the registration of any such securities under  the  Securities  Act,  or  (ii) any applicable shareholder approval provisions of any Trading Market on  which  any  of  the securities of the

      Company are listed or designated.

                  (aa)   Solvency.    Based   on   the  consolidated   financial

      condition of the Company as of the Closing Date,  after  giving  effect to the receipt by the Company of the proceeds from the

                                     - 20 -


      sale  of  the  Securities  hereunder:  (i)  the fair saleable value of the

      Company's assets exceeds the amount that will be required to be paid on or

      in  respect  of  the  Company's  existing  debts  and   other  liabilities

      (including  known  contingent  liabilities)  as  they  mature,   (ii)  the

      Company's assets do not constitute unreasonably small capital to carry  on its  business  as  now conducted and as proposed to be conducted including its capital needs taking  into account the particular capital requirements

      of  the  business  conducted  by   the   Company,  and  projected  capital

      requirements and capital availability thereof,  and (iii) the current cash flow of the Company, together with the proceeds the Company would receive,

      were  it  to liquidate all of its assets, after taking  into  account  all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect  of  its liabilities when such amounts are required to be paid.

      The Company does  not intend to incur debts beyond its ability to pay such debts as they mature  (taking  into account the timing and amounts of cash to be payable on or in respect of its debt).  The Company has no knowledge of any facts or circumstances which  lead  it to believe that it will file for reorganization or liquidation under the  bankruptcy  or reorganization laws of any jurisdiction within one year from the Closing  Date.  Schedule

      3.1(aa)  sets  forth  as  of  the date hereof all outstanding secured  and unsecured Indebtedness of the Company  or any Subsidiary, or for which the

      Company  or any Subsidiary has commitments.   For  the  purposes  of  this

      Agreement,  "Indebtedness" means (x) any liabilities for borrowed money or amounts owed  in  excess  of  $50,000  (other  than trade accounts payable incurred  in  the  ordinary  course  of  business),  (y)  all  guaranties,

      endorsements and other contingent obligations in respect  of  indebtedness of  others,  whether  or  not  the same are or should be reflected in  the

      Company's  balance sheet (or the  notes  thereto),  except  guaranties  by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be

      capitalized  in  accordance  with  GAAP.   Neither  the  Company  nor  any

      Subsidiary is in default with respect to any Indebtedness.

                  (bb)   Tax   Status.   Except  for  matters  that  would  not,

      individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary (i) has made or filed all United States federal and state income and all foreign income and  franchise tax returns,  reports  and  declarations  required  by  any jurisdiction  to  which  it  is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns,  reports  and declarations and (iii)

      has set aside on its books provision reasonably adequate  for  the payment of all material taxes for periods subsequent to the periods to which  such returns, reports or

                                     - 21 -


      declarations  apply.   There  are  no  unpaid taxes in any material amount

      claimed to be due by the taxing authority  of  any  jurisdiction,  and the officers of the Company or of any Subsidiary know of no basis for any such claim.

                  (cc)   No  General Solicitation.  Neither the Company nor  any

      person acting on behalf  of  the  Company  has  offered or sold any of the

      Securities  by  any form of general solicitation or  general  advertising.

      The Company has offered the Securities for sale only to the Purchasers and certain other "accredited  investors" within the meaning of Rule 501 under the Securities Act.

                  (dd)   Foreign Corrupt Practices.  Neither the Company, nor to

      the knowledge of the Company,  any  agent or other person acting on behalf of  the  Company, has: (i) directly or  indirectly,  used  any  funds  for unlawful contributions,  gifts,  entertainment  or other unlawful expenses related to foreign or domestic political activity,  (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from  corporate  funds,

      (iii)  failed  to  disclose fully any contribution made by the Company (or made by any person acting  on  its  behalf  of which the Company is aware)

      which is in violation of law or (iv) violated  in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                  (ee)   Accountants.   The  Company's accounting  firm  is  set

      forth on Schedule 3.1(ee) of the Disclosure  Schedules.   To the knowledge

      and  belief  of  the  Company,  such  accounting firm: (i) is a registered public accounting firm as required by the  Exchange  Act  and  (ii)  shall express  its  opinion  with  respect  to  the  financial  statements to be included in the Company's Annual Report for the year ending  December  31,

      2009.

                  (ff)   No Disagreements with Accountants and Lawyers.

      There  are  no disagreements of any kind presently existing, or reasonably anticipated  by  the  Company  to  arise,  between  the  Company  and  the accountants and  lawyers formerly or presently employed by the Company and the Company is current  with  respect  to any fees owed to its accountants and lawyers which could affect the Company's ability to perform any of its obligations under any of the Transaction Documents.

                  (gg)     Acknowledgment  Regarding   Purchasers'  Purchase  of

      Securities.   The  Company  acknowledges  and  agrees  that  each  of  the

      Purchasers is acting solely in the capacity of an arm's  length  purchaser

      with   respect   to   the   Transaction  Documents  and  the  transactions

      contemplated thereby. The Company  further  acknowledges that no Purchaser is acting as a financial advisor or fiduciary  of  the  Company (or in any similar  capacity)  with  respect  to  the Transaction Documents  and  the transactions

                                     - 22 -


      contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in  connection  with  the Transaction

      Documents  and the transactions contemplated thereby is merely  incidental

      to the Purchasers'  purchase  of  the  Securities.   The  Company  further

      represents  to  each  Purchaser  that the Company's decision to enter into this Agreement and the other Transaction  Documents  has been based solely on the independent evaluation of the transactions contemplated  hereby  by the Company and its representatives.

                  (hh)   Acknowledgment  Regarding Purchaser's Trading Activity.

      Anything  in  this  Agreement  or  elsewhere   herein   to   the  contrary

      notwithstanding  (except  for  Sections  3.2(f)  and 4.15 hereof),  it  is understood  and  acknowledged  by  the  Company  that:  (i)  none  of  the

      Purchasers have been asked by the Company to agree, nor has  any Purchaser

      agreed,   to  desist  from  purchasing  or  selling,  long  and/or  short,

      securities  of the Company, or "derivative" securities based on securities issued by the  Company  or  to hold the Securities for any specified term,

      (ii) past or future open market  or  other  transactions by any Purchaser,

      specifically including, without limitation, Short  Sales  or  "derivative"

      transactions,  before  or  after  the  closing  of  this or future private placement  transactions,  may negatively impact the market  price  of  the

      Company's publicly-traded securities,  (iii)  any  Purchaser, and counter-

      parties  in  "derivative" transactions to which any such  Purchaser  is  a party, directly  or  indirectly,  may presently have a "short" position in the Common Stock and (iv) each Purchaser  shall  not be deemed to have any affiliation  with or control over any arm's length  counter-party  in  any

      "derivative"   transaction.    The   Company   further   understands   and

      acknowledges that  (y)  one  or  more  Purchasers  may  engage  in hedging activities  at  various  times  during the period that the Securities  are outstanding, including, without limitation,  during  the  periods that the value  of  the  Warrant Shares deliverable with respect to Securities  are being determined,  and  (z)  such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging  activities  are being conducted.  The

      Company acknowledges that such aforementioned hedging  activities  do  not constitute a breach of any of the Transaction Documents.

                  (ii)   Regulation  M  Compliance.  The Company has not, and to

      its knowledge no one acting on its  behalf  has,  (i)  taken,  directly or indirectly, any action designed to cause or to result in the stabilization or  manipulation of the price of any security of the Company to facilitate the sale  or  resale  of  any  of  the  Securities,  (ii)  sold,  bid for,

      purchased,  or  paid any compensation for soliciting purchases of, any  of the Securities, or  (iii)  paid  or  agreed  to  pay  to  any  Person  any compensation  for  soliciting  another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii),

                                     - 23 -


      compensation paid to the Company's  placement agent in connection with the placement of the Securities.

                  (jj)   Stock Option Plans.  Each  stock  option granted by the

      Company  under  the  Company's  stock  option  plan  was  granted  (i)  in accordance with the terms of the Company's stock option plan and (ii) with an  exercise price at least equal to the fair market value of  the  Common

      Stock on the date such stock option would be considered granted under GAAP and applicable  law.  No  stock  option  granted under the Company's stock option plan has been backdated.  The Company  has  not  knowingly granted,

      and  there is no and has been no Company policy or practice  to  knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock  options  with,  the  release  or  other  public  announcement of material  information regarding the Company or its Subsidiaries  or  their financial results or prospects.

                  (kk)   Office  of Foreign Assets Control.  Neither the Company

      nor, to the Company's knowledge, any director, officer, agent, employee or affiliate  of the Company is  currently  subject  to  any  U.S.  sanctions administered  by the Office of Foreign Assets Control of the U.S. Treasury

      Department ("OFAC").

                  (ll)   U.S. Real Property Holding Corporation.  The Company is

      not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended,

      and the Company shall so certify upon Purchaser's request.

                  (mm)   Bank  Holding Company Act.  Neither the Company nor any

      of its Subsidiaries or Affiliates  is  subject to the Bank Holding Company

      Act of 1956, as amended (the "BHCA") and  to  regulation  by  the Board of

      Governors of the Federal Reserve System (the "Federal Reserve").   Neither

      the  Company  nor  any of its Subsidiaries or Affiliates owns or controls,

      directly or indirectly,  five  percent  (5%)  or  more  of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject  to  the BHCA and to regulation by the Federal Reserve. Neither the Company nor any  of  its

      Subsidiaries  or  Affiliates  exercises  a  controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

                  (nn)   Money Laundering.  The operations  of  the  Company are

      and  have  been  conducted  at  all  times  in  compliance with applicable financial record-keeping and reporting requirements  of  the  Currency and

      Foreign  Transactions Reporting Act of 1970, as amended, applicable  money laundering  statutes  and  applicable  rules  and  regulations  thereunder

      (collectively,  the  "Money  Laundering  Laws"),  and  no action, suit  or proceeding by or before

                                     - 24 -


      any  court  or  governmental  agency, authority or body or any  arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

      3.2Representations and Warranties  of the Purchasers.  Each Purchaser, for

itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company  as  follows  (unless  as  of a specific date therein):

                  (a)    Organization;  Authority.   Such Purchaser is either an

      individual  or  an entity duly organized, validly  existing  and  in  good standing under the  laws of the jurisdiction of its organization with full right, corporate or partnership  power  and authority to enter into and to consummate the transactions contemplated  by the Transaction Documents and otherwise  to  carry  out its obligations hereunder  and  thereunder.  The execution and delivery  of  the  Transaction  Documents and performance by such  Purchaser  of  the  transactions  contemplated  by  the  Transaction

      Documents   have  been  duly  authorized  by  all   necessary   corporate,

      partnership,  limited  liability company or similar action, as applicable,

      on the part of such Purchaser.  Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such

      Purchaser in accordance  with  the terms hereof, will constitute the valid and legally binding obligation of  such  Purchaser, enforceable against it in accordance with its terms, except: (i)  as limited by general equitable

      principles   and   applicable   bankruptcy,  insolvency,   reorganization,

      moratorium and other laws of general  application affecting enforcement of creditors'  rights generally, (ii) as limited  by  laws  relating  to  the availability of specific performance, injunctive relief or other equitable remedies and  (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

                  (b)    Own  Account.   Such  Purchaser  understands  that  the

      Securities  are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities  as principal for its own account and not with a view to or for distributing  or  reselling  such  Securities  or  any part thereof in violation  of the Securities Act or any applicable state  securities  law,

      has no present  intention  of  distributing  any  of  such  Securities  in violation of the Securities Act or any applicable state securities law and has  no  direct  or  indirect arrangement or understandings with any other persons to distribute  or regarding the distribution of such Securities in violation of the Securities  Act  or  any  applicable state securities law

      (this representation and warranty not limiting  such  Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state

                                     - 25 -


      securities laws).  Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

                  (c)    Purchaser  Status.   At  the  time such  Purchaser  was

      offered the Securities, it was, and as of the date  hereof  it  is, and on each  date on which it exercises any Warrants, it will be either:  (i)  an

      "accredited  investor"  as defined in Rule 501 under the Securities Act or

      (ii) a "qualified institutional  buyer"  as  defined in Rule 144A(a) under the Securities Act.  Such Purchaser is not required  to be registered as a broker-dealer under Section 15 of the Exchange Act.

                  (d)    Experience of Such Purchaser.  Such  Purchaser,  either

      alone   or   together   with  its  representatives,  has  such  knowledge,

      sophistication and experience  in  business and financial matters so as to be  capable  of  evaluating  the  merits  and  risks  of  the  prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Purchaser is  able  to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                  (e)    General Solicitation.  Such Purchaser is not purchasing

      the Securities as a result of any advertisement,  article, notice or other

      communication  regarding  the  Securities  published  in   any  newspaper,

      magazine  or  similar  media  or  broadcast  over  television or radio  or presented  at  any  seminar or any other general solicitation  or  general advertisement.

                  (f)    Certain  Transactions  and Confidentiality.  Other than

      consummating the transactions contemplated  hereunder,  such Purchaser has not  directly  or indirectly, nor has any Person acting on  behalf  of  or pursuant to any  understanding with such Purchaser, executed any purchases or sales, including  Short  Sales, of the securities of the Company during the period commencing as of the  time that such Purchaser first received a term  sheet  (written or oral) as of  the  Company  or  any  other  Person

      representing  the   Company  setting  forth  the  material  terms  of  the

      transactions contemplated  hereunder  and  ending immediately prior to the

      execution  hereof.   Notwithstanding  the foregoing,  in  the  case  of  a

      Purchaser  that  is a multi-managed investment  vehicle  whereby  separate portfolio managers manage separate portions of such Purchaser's assets and the  portfolio  managers  have  no  direct  knowledge  of  the  investment decisions made by  the  portfolio managers managing other portions of such

      Purchaser's assets, the representation  set  forth  above shall only apply with  respect  to the portion of assets managed by the  portfolio  manager that made the investment  decision  to  purchase the Securities covered by this Agreement.  Other than to other Persons party to this Agreement, such

      Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction

                                     - 26 -


      (including the existence and terms of this  transaction).  Notwithstanding the  foregoing,  for  avoidance  of doubt, nothing contained herein  shall constitute a representation or warranty,  or  preclude  any  actions, with respect  to  the  identification  of the availability of, or securing  of,

      available shares to borrow in order  to  effect  Short  Sales  or  similar transactions in the future.

The  Company  acknowledges  and  agrees  that  the  representations contained in

Section 3.2 shall not modify, amend or affect such Purchaser's  right to rely on the Company's representations and warranties contained in this Agreement  or any representations  and  warranties contained in any other Transaction Document  or any other document or instrument  executed  and/or  delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

                                  ARTICLE IV.

                        OTHER AGREEMENTS OF THE PARTIES

      4.1Transfer Restrictions.

                  (a)    The Securities may only be disposed  of  in  compliance

      with  state  and federal securities laws.  In connection with any transfer of Securities  other  than pursuant to an effective registration statement or Rule 144, to the Company  or  to  an  Affiliate  of  a  Purchaser or in

      connection  with a pledge as contemplated in Section 4.1(b),  the  Company may require the transferor thereof to provide to the Company an opinion of counsel selected  by  the  transferor  and  reasonably  acceptable  to the

      Company,  the  form  and  substance  of  which opinion shall be reasonably satisfactory to the Company, to the effect  that  such  transfer  does not require  registration  of such transferred Securities under the Securities

      Act.  As a condition of  transfer,  any  such  transferee  shall  agree in writing  to  be  bound by the terms of this Agreement and the Registration

      Rights Agreement and  shall have the rights and obligations of a Purchaser under this Agreement and the Registration Rights Agreement.

                  (b)    The  Purchasers  agree to the imprinting, so long as is

      required by this Section 4.1, of a legend  on any of the Securities in the following form:

      THIS SECURITY HAS NOT BEEN  REGISTERED WITH  THE  SECURITIES  AND EXCHANGE

      COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE  UPON  AN

      EXEMPTION  FROM  REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED

      (THE "SECURITIES ACT"),  AND,  ACCORDINGLY,  MAY  NOT  BE  OFFERED OR SOLD

      EXCEPT   PURSUANT  TO  AN  EFFECTIVE  REGISTRATION  STATEMENT  UNDER   THE

      SECURITIES  ACT  OR  PURSUANT  TO  AN  AVAILABLE  EXEMPTION  FROM, OR IN A

      TRANSACTION   NOT   SUBJECT  TO,  THE  REGISTRATION  REQUIREMENTS  OF  THE

      SECURITIES ACT AND IN  ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS

      EVIDENCED BY A LEGAL

                                     - 27 -


      OPINION OF COUNSEL TO THE  TRANSFEROR  TO  SUCH  EFFECT,  THE SUBSTANCE OF

      WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY MAY BE

      PLEDGED  IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH  A  REGISTERED

      BROKER-DEALER  OR  OTHER  LOAN  WITH  A  FINANCIAL  INSTITUTION THAT IS AN

      "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER  THE  SECURITIES ACT

      OR OTHER LOAN SECURED BY SUCH SECURITIES.

            The Company acknowledges and agrees that a Purchaser may  from  time to  time pledge pursuant to a bona fide margin agreement with a registered broker-dealer  or  grant  a  security  interest  in  some  or  all  of the

      Securities to a financial institution that is an "accredited investor"  as defined in Rule 501(a) under the Securities Act and who agrees to be bound by  the provisions of this Agreement and the Registration Rights Agreement and,  if  required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties.

      Such a pledge  or transfer would not be subject to approval of the Company and no legal opinion  of  legal  counsel  of the pledgee, secured party or

      pledgor  shall be required in connection therewith.   Further,  no  notice

      shall be required of such pledge.  At the appropriate Purchaser's expense,

      the Company  will  execute  and deliver such reasonable documentation as a

      pledgee  or  secured  party  of  Securities   may  reasonably  request  in

      connection with a pledge or transfer of the Securities,  including, if the

      Securities are subject to registration pursuant to the Registration Rights

      Agreement,   the   preparation  and  filing  of  any  required  prospectus

      supplement  under  Rule  424(b)(3)  under  the  Securities  Act  or  other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders  (as defined in the Registration Rights Agreement)

      thereunder.

                  (c)    Certificates  evidencing  the Shares and Warrant Shares

      shall not contain any legend (including the legend  set  forth  in Section

      4.1(b)   hereof),  (i)  while  a  registration  statement  (including  the

      Registration  Statement) covering the resale of such security is effective under the Securities  Act,  (ii)  following  any  sale  of  such Shares or

      Warrant  Shares  pursuant  to  Rule  144, (iii) if such Shares or  Warrant

      Shares are eligible for sale under Rule  144,  without the requirement for the  Company  to  be  in  compliance with the current  public  information required under Rule 144 as  to  such Shares and Warrant Shares and without volume or manner-of-sale restrictions,  or  (iv)  if  such  legend  is not required  under  applicable  requirements of the Securities Act (including judicial interpretations and pronouncements  issued  by  the  staff of the

      Commission).  The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the

      Transfer Agent to effect the removal of the legend hereunder.   If  all or

      any portion of a Warrant is exercised at a time when there is an

                                     - 28 -


      effective  registration  statement  to  cover  the  resale  of the Warrant

      Shares, or if such Shares or Warrant Shares may be sold under Rule 144 and the  Company  is  then  in  compliance with the current public information required under Rule 144, or if  the  Shares  or Warrant Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under  Rule  144  as  to such

      Shares or Warrant Shares or if such legend is not otherwise required under

      applicable   requirements   of  the  Securities  Act  (including  judicial

      interpretations and pronouncements  issued by the staff of the Commission)

      then such Warrant Shares shall be issued  free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three

      Trading Days following the delivery by a Purchaser  to  the Company or the

      Transfer Agent of (y) a certificate representing Shares or Warrant Shares,

      as  the case may be, issued with a restrictive legend and  (z)  solely  in connection  with  the  removal  of  a  legend under clauses (ii) and (iii)

      herein, a customary Rule 144 representation  letter confirming acquisition date and affiliate status (such third Trading  Day  after  the delivery of

      (y) and, as applicable, (z) herein, the "Legend Removal Date"), deliver or cause  to  be delivered to such Purchaser a certificate representing  such shares that  is  free from all restrictive and other legends.  The Company may not make any notation  on  its  records  or  give  instructions to the

      Transfer Agent that enlarge the restrictions on transfer set forth in this

      Section  4.   Certificates  for  Securities  subject  to  legend   removal

      hereunder  shall be transmitted by the Transfer Agent to the Purchaser  by crediting the  account of the Purchaser's prime broker with the Depository

      Trust Company System as directed by such Purchaser.

                  (d)    In   addition   to  such  Purchaser's  other  available

      remedies,  the  Company shall pay to a  Purchaser,  in  cash,  as  partial liquidated damages  and  not  as  a  penalty, for each $1,000 of Shares or

      Warrant Shares (based on the VWAP of the  Common  Stock  on  the date such

      Securities are submitted to the Transfer Agent) delivered for  removal  of the  restrictive legend and subject to Section 4.1(c), $10 per Trading Day

      (increasing  to  $20  per  Trading  Day  five  (5) Trading Days after such damages  have  begun  to  accrue) for each Trading Day  after  the  Legend

      Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser's right to pursue actual damages for the

      Company's failure to deliver  certificates  representing any Securities as required by the Transaction Documents, and such  Purchaser  shall have the right  to  pursue  all  remedies  available  to  it  at  law  or in equity including,  without  limitation,  a decree of specific performance  and/or injunctive relief.

                                     - 29 -


                  (e)    Each Purchaser,  severally  and  not  jointly  with the

      other  Purchasers,  agrees with the Company that such Purchaser will  sell any Securities pursuant  to  either  the  registration requirements of the

      Securities Act, including any applicable prospectus delivery requirements,

      or an exemption therefrom, and that if Securities  are  sold pursuant to a

      Registration Statement, they will be sold in compliance with  the  plan of distribution  set forth therein, and acknowledges that the removal of  the restrictive legend  from certificates representing Securities as set forth in this Section 4.1 is  predicated  upon  the Company's reliance upon this understanding.

      4.2Furnishing of Information; Public Information.

                  (a)    If  the Common Stock is not  registered  under  Section

      12(b) or 12(g) of the Exchange  Act on the date hereof, the Company agrees to cause the Common Stock to be registered  under  Section  12(g)  of  the

      Exchange  Act  on  or  before  the  60[th] calendar day following the date hereof.  Until  the time that no Purchaser  owns  Securities  (other  than

      Warrants that have expired pursuant to their terms), the Company covenants to maintain the registration  of  the  Common Stock under Section 12(b) or

      12(g) of the Exchange Act and to timely  file  (or  obtain  extensions  in respect  thereof  and file within the applicable grace period) all reports required to be filed  by the Company after the date hereof pursuant to the

      Exchange Act even if the  Company  is  not  then  subject to the reporting

      requirements  of  the  Exchange  Act.   As  long  as  any  Purchaser  owns

      Securities  (other  than  Warrants  that  have  expired pursuant to  their terms),  if the Company is not required to file reports  pursuant  to  the

      Exchange Act,  it  will  prepare  and  furnish  to the Purchasers and make publicly available in accordance with Rule 144(c)  such  information as is required  for  the  Purchasers  to sell the Securities, including  without limitation, under Rule 144. The Company  further  covenants  that  it will take  such  further  action  as  any  holder  of Securities may reasonably request, to the extent required from time to time to enable such Person to sell  such  Securities  without  registration under  the  Securities  Act,

      including without limitation, within  the  requirements  of  the exemption provided by Rule 144.

                  (b)    At any time during the period commencing from  the  six

      (6)  month anniversary of the date hereof and ending at such time that all of the  Securities  may be sold without the requirement for the Company to be in compliance with  Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule  144, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a

      "Public Information Failure")  then, in addition to such Purchaser's other available remedies, the Company  shall  pay  to  a  Purchaser, in cash, as partial  liquidated damages and not as a penalty, by reason  of  any  such delay in or reduction of its ability to sell

                                     - 30 -


      the Securities, an amount in cash equal to one and one-half percent (1.5%)

      of the aggregate Subscription Amount of such Purchaser's Securities on the day of a Public  Information  Failure  and on every thirtieth (30[th]) day

      (pro rated for periods totaling less than  thirty  days)  thereafter until the earlier of (a) the date such Public Information Failure  is  cured and

      (b) such time that such public information is no longer required   for the

      Purchasers  to  transfer  the  Shares  and Warrant Shares pursuant to Rule

      144.  The payments to which a Purchaser shall be entitled pursuant to this

      Section  4.2(b)  are  referred to herein as  "Public  Information  Failure

      Payments."  Public Information  Failure  Payments  shall  be  paid  on the earlier of (i) the last day of the calendar month during which such Public

      Information  Failure  Payments  are  incurred  and  (ii) the third (3[rd])

      Business  Day  after  the  event  or  failure  giving rise to  the  Public

      Information Failure Payments is cured.  In the event  the Company fails to make Public Information Failure Payments in a timely manner,  such  Public

      Information  Failure Payments shall bear interest at the rate of 1.5%  per month (prorated  for  partial  months)  until paid in full. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Public

      Information Failure, and such Purchaser shall have the right to pursue all

      remedies  available  to  it  at  law  or  in  equity   including,  without

      limitation, a decree of specific performance and/or injunctive relief.

      4.3Integration.   The  Company shall not sell, offer for sale  or  solicit

offers to buy or otherwise negotiate  in  respect of any security (as defined in

Section 2 of the Securities Act) that would be integrated with the offer or sale of  the Securities in a manner that would require  the  registration  under  the

Securities  Act  of  the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such  that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

      4.4Securities Laws Disclosure; Publicity.  The Company shall, by 8:30 a.m.

(New York City time) on the  Trading  Day immediately following the date hereof,

issue a Current Report on Form 8-K and  press  release  disclosing  the material terms  of  the  transactions  contemplated hereby, and including the Transaction

Documents as exhibits thereto.   From  and  after  the  issuance  of  such press

release,  the  Company  shall  have  publicly disclosed all material, non-public information delivered to any of the Purchasers  by  the  Company  or  any of its

subsidiaries,  or  any  of  their  respective officers, directors, employees  or agents  in  connection with the transactions  contemplated  by  the  Transaction

Documents.  The  Company  and  each  Purchaser  shall consult with each other in issuing any other press releases with respect to  the  transactions contemplated hereby, and neither the Company nor any Purchaser shall  issue  any  such  press release nor

                                     - 31 -


otherwise  make  any  such  public  statement  without  the prior consent of the

Company,  with  respect to any press release of any Purchaser,  or  without  the prior consent of  each  Purchaser,  with  respect  to  any  press release of the

Company, which consent shall not unreasonably be withheld or  delayed, except if such  disclosure  is required by law, in which case the disclosing  party  shall promptly provide the  other  party with prior notice of such public statement or communication.  Notwithstanding  the  foregoing,  the Company shall not publicly disclose the name of any Purchaser, or include the  name of any Purchaser in any filing with the Commission or any regulatory agency or  Trading  Market, without the prior written consent of such Purchaser, except: (a) as required  by federal securities law in connection with (i) any registration statement contemplated by the  Registration  Rights  Agreement  and  (ii)  the filing of final Transaction

Documents (including signature pages thereto) with the Commission and (b) to the extent  such  disclosure is required by law or Trading  Market  regulations,  in which case the  Company  shall  provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

      4.5Shareholder Rights Plan.   No  claim  will  be  made or enforced by the

Company  or,  with  the  consent  of  the  Company, any other Person,  that  any

Purchaser is an "Acquiring Person" under any control share acquisition, business combination, poison pill (including any distribution  under  a rights agreement)

or similar anti-takeover plan or arrangement in effect or hereafter  adopted  by the  Company, or that any Purchaser could be deemed to trigger the provisions of any such  plan  or  arrangement,  by  virtue  of  receiving Securities under the

Transaction Documents or under any other agreement  between  the Company and the

Purchasers.

      4.6Non-Public Information.  Except with respect to the material  terms and conditions  of  the transactions contemplated by the Transaction Documents,  the

Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company  believes  constitutes  material non-public information, unless prior thereto such Purchaser shall have executed  a  written  agreement with the

Company regarding the confidentiality and use of such information.   The Company

understands  and  confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

      4.7Use of Proceeds.   Except as set forth on Schedule 4.7 attached hereto,

the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes  and  shall  not  use  such  proceeds  for: (a) the satisfaction of any portion of the Company's debt (other than payment  of  trade payables  in the ordinary course of the Company's business and prior practices),

(b) the redemption  of  any  Common  Stock  or Common Stock Equivalents, (c) the

settlement of any outstanding litigation or (d) in violation of the FCPA or OFAC regulations.

                                     - 32 -


      4.8Indemnification of Purchasers.   Subject  to  the  provisions  of  this

Section  4.8,  the  Company  will  indemnify  and  hold  each  Purchaser and its directors, officers, shareholders, members, partners, employees  and agents (and any other Persons with a functionally equivalent role of a Person  holding  such titles notwithstanding a lack of such title or any other title), each Person who controls  such Purchaser (within the meaning of Section 15 of the Securities Act and Section  20 of the Exchange Act), and the directors, officers, shareholders,

agents,  members,   partners   or  employees  (and  any  other  Persons  with  a

functionally equivalent role of  a  Person holding such titles notwithstanding a lack of such title or any other title)  of  such  controlling  persons  (each, a

"Purchaser  Party")  harmless from any and all losses, liabilities, obligations,

claims, contingencies,  damages,  costs  and  expenses, including all judgments,

amounts  paid  in settlements, court costs and reasonable  attorneys'  fees  and costs of investigation  that  any  such Purchaser Party may suffer or incur as a result  of  or  relating  to  (a) any breach  of  any  of  the  representations,

warranties, covenants or agreements  made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser in  any  capacity,  or  any  of  them or their  respective  Affiliates,  by  any stockholder of the Company who is  not  an  Affiliate  of  such  Purchaser, with respect  to  any  of the transactions contemplated by the Transaction  Documents

(unless such action  is based upon a breach of such Purchaser's representations,

warranties or covenants  under  the  Transaction  Documents or any agreements or understandings  such  Purchaser  may  have  with  any such  stockholder  or  any violations by such Purchaser of state or federal securities  laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful  misconduct or malfeasance).  If any action shall be brought against any Purchaser  Party in respect  of  which  indemnity  may  be  sought  pursuant to this Agreement, such

Purchaser Party shall promptly notify the Company  in  writing,  and the Company shall  have  the  right  to assume the defense thereof with counsel of  its  own

choosing reasonably acceptable  to  the  Purchaser  Party.   Any Purchaser Party

shall  have  the  right  to  employ  separate  counsel  in  any such action  and participate in the defense thereof, but the fees and expenses  of  such  counsel shall  be  at the expense of such Purchaser Party except to the extent that  (i)

the employment  thereof  has  been  specifically  authorized  by  the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such  defense  and  to employ counsel or (iii) in such action there is,  in  the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company  and  the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no

more than one such separate counsel.   The  Company  will  not  be liable to any

Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected  without  the  Company's  prior  written  consent, which shall  not  be unreasonably withheld or delayed; or (z) to the extent,  but  only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations,

                                     - 33 -


warranties,  covenants  or  agreements  made  by  such Purchaser Party  in  this

Agreement or in the other Transaction Documents.  The  indemnification  required by  this  Section  4.8  shall be made by periodic payments of the amount thereof during the course of the  investigation  or  defense,  as  and  when  bills  are received  or are incurred. The indemnity agreements contained herein shall be in addition to  any cause of action or similar right of any Purchaser Party against the Company or  others,  and  (y)  any liabilities the Company may be subject to pursuant to law.

      4.9Reservation of Common Stock.  As  of  the  date hereof, the Company has reserved and the Company shall continue to reserve and  keep  available  at  all times,  free of preemptive rights, a sufficient number of shares of Common Stock for the purpose  of  enabling  the  Company  to  issue  Shares  pursuant to this

Agreement and Warrant Shares pursuant to any exercise of the Warrants.

      4.10  Listing  of  Common  Stock.  The Company hereby agrees to  use  best efforts to maintain the listing or quotation  of the Common Stock on the Trading

Market on which it is currently listed, and concurrently  with  the Closing, the

Company  shall  apply to list or quote all of the Shares and Warrant  Shares  on such Trading Market  and  promptly  secure  the listing of all of the Shares and

Warrant  Shares  on  such Trading Market. The Company  further  agrees,  if  the

Company applies to have  the Common Stock traded on any other Trading Market, it will then include in such  application all of the Shares and Warrant Shares, and will take such other action  as  is  necessary  to  cause  all of the Shares and

Warrant Shares to be listed or quoted on such other Trading  Market  as promptly

as  possible.   The  Company  will then take all action reasonably necessary  to continue the listing or quotation  and  trading of its Common Stock on a Trading

Market and will comply in all respects with  the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

      4.11  [RESERVED]

      4.12  Subsequent Equity Sales.

            (a)From  the date hereof until seventy  five  (75)  days  after  the

Effective Date, neither  the  Company nor any Subsidiary shall issue, enter into any agreement to issue or announce  the  issuance  or  proposed  issuance of any shares of Common Stock or Common Stock Equivalents; provided, however,  that the

75-day period set forth in this Section 4.12 shall be extended for the number of

Trading  Days  during  such  period in which (i) trading in the Common Stock  is suspended by any Trading Market,  or  (ii)  following  the  Effective  Date, the

Registration  Statement  is  not  effective  or  the  prospectus included in the

Registration Statement may not be used by the Purchasers  for  the resale of the

Shares and Warrant Shares.

                                     - 34 -


            (b)From the date hereof until such time as no Purchaser holds any of the Securities, the Company shall be prohibited from effecting or  entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of

Common  Stock  or  Common  Stock  Equivalents  for  cash  consideration  (or   a

combination  of units thereof) involving a Variable Rate Transaction.  "Variable

Rate Transaction"  means  a transaction in which the Company (i) issues or sells any  debt  or equity securities  that  are  convertible  into,  exchangeable  or exercisable  for,  or  include the right to receive, additional shares of Common

Stock either (A) at a conversion price, exercise price or exchange rate or other price  that  is based upon,  and/or  varies  with,  the  trading  prices  of  or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is  subject  to  being  reset  at  some future date after the initial issuance of such debt or equity security or upon  the occurrence of specified or contingent events directly or indirectly related to  the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including,

but  not  limited to, an equity line of credit, whereby  the  Company  may  sell securities  at  a  future  determined price.  Any Purchaser shall be entitled to obtain injunctive relief against  the  Company  to  preclude  any such issuance,

which remedy shall be in addition to any right to collect damages.

            (c)Notwithstanding the foregoing, this Section 4.12  shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

      4.13  Equal  Treatment  of  Purchasers.   No consideration (including  any

modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of  any  provision of any of the

Transaction Documents unless the same consideration is also  offered  to  all of the  parties  to  the  Transaction  Documents.  For clarification purposes, this provision constitutes a separate right  granted to each Purchaser by the Company and negotiated separately by each Purchaser,  and is intended for the Company to treat the Purchasers as a class and shall not in  any  way  be  construed as the

Purchasers  acting  in  concert  or  as  a  group  with respect to the purchase,

disposition or voting of Securities or otherwise.

      4.14  Certain Transactions and Confidentiality.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that  neither  it,  nor any

Affiliate  acting  on  its  behalf or pursuant to any understanding with it will execute any purchases or sales,  including  Short Sales, of any of the Company's securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated  by  this  Agreement  are first  publicly  announced pursuant to the initial press release as described in

Section  4.4.   Each  Purchaser,  severally  and  not  jointly  with  the  other

Purchasers, covenants  that  until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company

                                     - 35 -


pursuant  to  the initial press  release  as  described  in  Section  4.4,  such

Purchaser will  maintain  the confidentiality of the existence and terms of this transaction and the information  included  in  the Transaction Documents and the

Disclosure  Schedules.   Notwithstanding  the  foregoing,   and  notwithstanding

anything  contained  in  this  Agreement to the contrary, the Company  expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will  not  engage  in  effecting  transactions in any securities of the Company after the time that the transactions  contemplated  by this  Agreement  are  first  publicly  announced  pursuant  to the initial press release as described in Section 4.4, (ii) no Purchaser shall  be  restricted  or prohibited  from  effecting any transactions in any securities of the Company in accordance with applicable  securities  laws  from  and  after the time that the transactions  contemplated  by  this  Agreement  are  first  publicly  announced pursuant to the initial press release as described in Section  4.4  and (iii) no

Purchaser  shall  have  any  duty  of  confidentiality  to  the  Company  or its

Subsidiaries  after  the  issuance  of the initial press release as described in

Section 4.4.  Notwithstanding the foregoing,  in the case of a Purchaser that is a multi-managed investment vehicle whereby separate  portfolio  managers  manage separate portions of such Purchaser's assets and the portfolio managers have  no direct  knowledge  of  the  investment  decisions made by the portfolio managers managing other portions of such Purchaser's assets, the covenant set forth above shall only apply with respect to the portion  of assets managed by the portfolio manager that made the investment decision to purchase  the Securities covered by this Agreement.

      4.15  Form D; Blue Sky Filings.  The Company agrees  to timely file a Form

D with respect to the Securities as required under Regulation D and to provide a copy  thereof,  promptly upon request of any Purchaser. The Company  shall  take such action as the  Company  shall reasonably determine is necessary in order to obtain  an  exemption  for, or to  qualify  the  Securities  for,  sale  to  the

Purchasers at the Closing  under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

      4.16  Capital Changes.   Until the nine month anniversary of the Effective

Date, the Company shall not undertake  a  reverse  or  forward  stock  split  or reclassification  of  the  Common Stock without the prior written consent of the

Purchasers holding a majority in interest of the Shares.

      4.17  Delivery of Securities After Closing.  The Company shall deliver, or cause to be delivered, the respective  Securities purchased by each Purchaser to such Purchaser within 3 Trading Days of the Closing Date.

                                     - 36 -


      4.18  Acknowledgment  of Dilution.   The  Company  acknowledges  that  the

issuance of the Securities may  result  in dilution of the outstanding shares of

Common Stock, which dilution may be substantial under certain market conditions.

The  Company further acknowledges that its  obligations  under  the  Transaction

Documents, including, without limitation, its obligation to issue the Shares and

Warrant  Shares  pursuant  to  the  Transaction Documents, are unconditional and absolute  and  not subject to any right  of  set  off,  counterclaim,  delay  or reduction, regardless  of  the  effect  of  any  such  dilution or any claim the

Company  may have against any Purchaser and regardless of  the  dilutive  effect that such  issuance  may  have on the ownership of the other stockholders of the

Company.

      4.19  Corporate Milestone.

            (a)The Company shall achieve at least $4,000,000 in Adjusted EBITDA,

on a consolidated basis with each of the Subsidiaries for the fiscal year ending

December 31, 2010, as disclosed  in  the Company's Form 10-K for the fiscal year ending December 31, 2010 (the "2010 EBITDA Milestone", the date of disclosure of such 2010 EBITDA Milestone, including any permitted extensions, the "2010 EBITDA

Milestone  Date" and such 10-K, the "2010  10-K").   If  the  Company  fails  to

achieve the  2010  EBITDA  Milestone,  then, in accordance with the terms of the

Share Escrow Agreement, the Share Escrow  Agent  will transfer to the Purchasers from  such  escrow  account,  on  a pro-rata basis (based  on  such  Purchaser's

Subscription  Amount  and  the  aggregate  Subscription  Amount  hereunder),  an aggregate number of shares of Common Stock equal to the following formula:

    E         MINUS      C

_________

((A/B)*D)

                         For the purposes of the foregoing formula:

                         A = 2010 Adjusted EBITDA

                         B = 2010 EBITDA Milestone

                         C = Total number of Shares issued to the Purchasers

                  hereunder

                         D = $4.50

                         E = Total Subscription Amount

             In the event that the  Company fails to file the 2010 10-K with the

Commission on or before the last date  that  such  form  is required to be filed

(after any permitted extensions under the Exchange Act), the  Company  shall  be irrevocably  deemed to have failed to achieve the 2010 EBITDA Milestone, and the

2010 EBITDA Milestone  Date shall be deemed to be the last date that the Company was permitted to file the  2010  10-K  (after any permitted extensions under the

Exchange Act).  In addition, notwithstanding anything herein to the contrary, in the event that the Company reports an Adjusted EBITDA

                                     - 37 -


for the fiscal year ending December 31,  2010  of  $2,000,000  or  less  or  the

Company  fails  to  file its 2010 10-K with the Commission on or before the last date that such form is  required  to  be  filed  (after any permitted extensions under the Exchange Act), all of the Make Good Shares (as defined below) shall be issued pro-rata to the Purchasers (based on such Purchaser's Subscription Amount and the aggregate Subscription Amount hereunder).

            (b)   On or before April 22, 2010, the  Company  shall deliver newly issued shares of Common Stock, which, added to the Executive Make  Good  Shares,

shall  equal  the  number  of  Shares  issued  to  the Purchasers hereunder (the

"Company Make Good Shares"), to the Share Escrow Agent for deposit in the escrow account pursuant to the Share Escrow Agreement.  The  parties hereto acknowledge that,  as  of the date hereof and pursuant to the 2008 Share  Escrow  Agreement,

Company counsel as escrow agent holds in escrow 1,620,954 shares of Common Stock that were deposited by the Wangs (such shares, "Executive Make Good Shares" and,

together with  the  Company  Make Good Shares, the "Make Good Shares") and that,

subject to the terms and conditions of the 2008 Share Escrow Agreement, all or a portion of the Executive Make  Good  Shares  shall  be  transferred  by  Company counsel  as  escrow  agent  to  the  Share Escrow Agent to be held in escrow and distributed in accordance with the terms  and  conditions  of  the  Share Escrow

Agreement.

             (c)  [RESERVED]

            (d)   Within  five  days  after  the determination of the number  of

Escrow Shares to which the Purchasers are entitled  calculated in the manner set forth above the Purchasers and the Company shall give joint written instructions to the Share Escrow Agent to, and upon receipt of such written instructions, the

Share  Escrow  Agent  shall,  within five Business Days after  receipt  of  such instructions deliver to the Purchasers  on  a  "pro  rata"  basis (based on such

Purchaser's Subscription Amount and the aggregate Subscription Amount hereunder)

such number of Make Good Shares.  If less than all of the Make  Good  Shares are

delivered   to   the  Purchasers,  the  Share  Escrow  Agent  shall  return  the undistributed Make Good Shares to the Wangs, or the Company, as the case may be,

pursuant to the joint instructions of the Purchasers and the Company.

            (e)   Notwithstanding  anything  to  the  contrary set forth herein,

only  those  Purchasers  who  own  the  Shares  issued  hereunder   and   remain

shareholders  of the Company at the time that any of the Make Good Shares become deliverable hereunder  shall  be  entitled to their pro rata portion of the Make

Good Shares calculated based on their  ownership  interest  at the time when the applicable Make Good Shares become deliverable.

            (f)      For clarity and avoidance of doubt, all references to share prices  and  shares  of Common Stock in this Section 4.19 shall  be  subject  to adjustment for reverse and forward stock splits, stock

                                     - 38 -


dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

                                   ARTICLE V.

                                 MISCELLANEOUS

      5.1Termination.   This Agreement may be terminated by any Purchaser, as to

such Purchaser's obligations hereunder only and without any effect whatsoever on the obligations between the  Company and the other Purchasers, by written notice to the other parties, if the Closing  has  not  been  consummated  on  or before

February  3, 2010; provided, however, that such termination will not affect  the right of any party to sue for any breach by the other party (or parties).

      5.2Fees and Expenses.  At the Closing, the Company has agreed to reimburse

Ladenburg Thalmann  & Co., Inc. ("Ladenburg") the non-accountable sum of $20,000 for its legal fees and  expenses,  $10,000  of  which has been paid prior to the

Closing.   Except  as expressly set forth in the Transaction  Documents  to  the contrary, each party  shall  pay the fees and expenses of its advisers, counsel,

accountants and other experts,  if  any, and all other expenses incurred by such

party  incident  to  the  negotiation,  preparation,   execution,  delivery  and

performance of this Agreement.  The Company shall pay all  Transfer  Agent fees,

stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

      5.3Entire   Agreement.   The  Transaction  Documents,  together  with  the

exhibits and schedules  thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

      5.4Notices.  Any and  all  notices  or  other communications or deliveries required or permitted to be provided hereunder  shall be in writing and shall be deemed given and effective on the earliest of: (a)  the date of transmission, if such notice or communication is delivered via facsimile  at the facsimile number set forth on the signature pages attached hereto prior to  5:30  p.m.  (New York

City  time)  on  a  Trading  Day,  (b)  the  next  Trading Day after the date of transmission, if such notice or communication is delivered  via facsimile at the facsimile number set forth on the signature pages attached hereto  on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading

Day, (c) the second (2[nd]) Trading Day following the date of mailing,  if  sent by  U.S.  nationally  recognized  overnight  courier  service or (d) upon actual receipt by the party to whom such notice is required to  be  given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

                                     - 39 -


      5.5Amendments;  Waivers.  No provision of this Agreement  may  be  waived,

modified, supplemented  or amended except in a written instrument signed, in the case of an amendment, by  the Company and the Purchasers holding at least 67% in interest of the Shares then  outstanding  or,  in  the  case of a waiver, by the

party  against  whom  enforcement of any such waived provision  is  sought.   No

waiver of any default with respect to any provision, condition or requirement of this Agreement shall be  deemed  to  be  a  continuing waiver in the future or a waiver of any subsequent default or a waiver  of  any other provision, condition or requirement hereof, nor shall any delay or omission  of any party to exercise any right hereunder in any manner impair the exercise of any such right.

      5.6Headings.   The  headings  herein  are  for convenience  only,  do  not constitute a part of this Agreement and shall not  be  deemed to limit or affect any of the provisions hereof.

      5.7Successors and Assigns.  This Agreement shall be binding upon and inure

to the benefit of the parties and their successors and permitted  assigns.   The

Company  may  not  assign  this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger).  Any

Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns  or  transfers any Securities, provided that such transferee  agrees  in writing to be bound,  with  respect  to  the  transferred

Securities, by the provisions  of  the  Transaction  Documents that apply to the

"Purchasers."

      5.8No  Third-Party  Beneficiaries.  This Agreement  is  intended  for  the benefit of the parties hereto  and  their  respective  successors  and permitted assigns and is not for the benefit of, nor may any provision hereof  be enforced

by,   any   other  Person,  except  as  otherwise  set  forth  in  Section  4.8.

Notwithstanding  the  foregoing,  the  parties hereto agree and acknowledge that

Ladenburg  shall  be  a  third  party beneficiary  of  the  representations  and warranties of the Company that are set forth in Section 3.1 herein.

      5.9Governing Law.  All questions  concerning  the  construction, validity,

enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal  laws of the State of

New  York, without regard to the principles of conflicts of law  thereof.   Each

party   agrees  that  all  legal  proceedings  concerning  the  interpretations,

enforcement  and  defense of the transactions contemplated by this Agreement and any other Transaction  Documents  (whether brought against a party hereto or its respective affiliates, directors, officers,  shareholders,  employees or agents)

shall be commenced exclusively in the state and federal courts  sitting  in  the

City  of  New  York.  Each  party  hereby  irrevocably  submits to the exclusive jurisdiction of the state and federal courts sitting in the  City  of  New York,

borough  of  Manhattan  for  the  adjudication  of  any  dispute hereunder or in connection

                                     - 40 -


herewith  or  with  any  transaction  contemplated  hereby  or discussed  herein

(including with respect to the enforcement of any of the Transaction Documents),

and hereby irrevocably waives, and agrees not to assert in any  suit,  action or proceeding,  any claim that it is not personally subject to the jurisdiction  of any such court,  that  such  suit,  action  or  proceeding  is improper or is an inconvenient  venue  for such proceeding.  Each party hereby irrevocably  waives personal service of process  and  consents  to  process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery)  to  such  party  at  the address  in  effect  for notices to it under this Agreement and agrees that such service shall constitute  good  and  sufficient  service  of  process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to  serve process in any other manner permitted by law.  If either  party  shall commence  an  action  or proceeding to enforce any provisions of the Transaction

Documents, then in addition to the obligations of the Company under Section 4.8,

the prevailing party in  such  action  or  proceeding shall be reimbursed by the other party for its reasonable attorneys' fees  and  other  costs  and  expenses incurred  with the investigation, preparation and prosecution of such action  or proceeding.

      5.10  Survival.  The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

      5.11  Execution.    This   Agreement  may  be  executed  in  two  or  more

counterparts, all of which when taken  together  shall be considered one and the same agreement and shall become effective when counterparts  have been signed by each  party  and  delivered  to the other party, it being understood  that  both parties need not sign the same  counterpart.  In the event that any signature is delivered by facsimile transmission  or  by  e-mail  delivery of a ".pdf" format data  file, such signature shall create a valid and binding  obligation  of  the party executing  (or  on  whose behalf such signature is executed) with the same force and effect as if such  facsimile or ".pdf" signature page were an original thereof.

      5.12  Severability.  If  any  term,  provision, covenant or restriction of this  Agreement  is held by a court of competent  jurisdiction  to  be  invalid,

illegal,  void  or  unenforceable,  the  remainder  of  the  terms,  provisions,

covenants and restrictions  set  forth  herein  shall  remain  in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto  shall  use their commercially reasonable efforts to find and  employ  an alternative means  to  achieve the same or substantially the same result as that contemplated by such term,  provision,  covenant  or  restriction.  It is hereby stipulated and declared to be the intention of the parties that they  would have executed  the  remaining  terms,  provisions, covenants and restrictions without including any of such that may be hereafter  declared  invalid, illegal, void or unenforceable.

                                     - 41 -


      5.13  Rescission and Withdrawal Right.  Notwithstanding  anything  to  the contrary  contained  in  (and without limiting any similar provisions of) any of the other Transaction Documents,  whenever  any  Purchaser  exercises  a  right,

election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon  written notice to the Company, any relevant notice, demand or election  in whole or  in  part without prejudice to its future actions and rights; provided,

however, that in  the  case  of  a  rescission  of an exercise of a Warrant, the applicable Purchaser shall be required to return  any  shares  of  Common  Stock subject  to  any  such rescinded exercise notice concurrently with the return to such Purchaser of the  aggregate  exercise  price  paid  to the Company for such shares  and  the  restoration of such Purchaser's right to acquire  such  shares pursuant to such Purchaser's  Warrant  (including,  issuance  of  a  replacement warrant certificate evidencing such restored right).

      5.14  Replacement   of  Securities.   If  any  certificate  or  instrument

evidencing any Securities is  mutilated,  lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange  and  substitution  for  and  upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor,  a  new  certificate  or instrument, but only upon receipt of evidence reasonably satisfactory to the Company  of such loss, theft or destruction.  The applicant for a new certificate or instrument  under  such  circumstances  shall also  pay  any  reasonable  third-party  costs  (including  customary indemnity)

associated with the issuance of such replacement Securities.

      5.15  Remedies.   In  addition  to being entitled to exercise  all  rights

provided herein or granted by law, including  recovery  of  damages, each of the

Purchasers  and the Company will be entitled to specific performance  under  the

Transaction Documents.   The  parties  agree  that  monetary  damages may not be

adequate  compensation  for  any  loss  incurred  by  reason  of  any breach  of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation  the defense that a remedy at law would be adequate.

      5.16  Payment  Set  Aside.  To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement  or  exercise  or any part thereof are subsequently invalidated,  declared to be fraudulent or preferential,  set  aside,  recovered from, disgorged  by or are required to be refunded, repaid or otherwise restored to  the  Company, a  trustee,  receiver  or  any  other  person  under  any  law

(including, without limitation, any bankruptcy law, state or federal law, common law or equitable  cause  of  action), then to the extent of any such restoration the obligation or part thereof originally

                                     - 42 -


intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been  made  or  such  enforcement  or  setoff had not occurred.

      5.17  Independent  Nature  of  Purchasers'  Obligations  and Rights.   The

obligations of each Purchaser under any Transaction Document are several and not joint  with  the obligations of any other Purchaser, and no Purchaser  shall  be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document.  Nothing contained herein or in any other  Transaction  Document,  and  no  action  taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership,

an  association,  a  joint  venture  or any other kind of entity,  or  create  a presumption that the Purchasers are in  any  way acting in concert or as a group with  respect  to  such  obligations  or the transactions  contemplated  by  the

Transaction  Documents.   Each Purchaser  shall  be  entitled  to  independently

protect  and  enforce its rights,  including,  without  limitation,  the  rights arising out of  this Agreement or out of the other Transaction Documents, and it shall not be necessary  for  any  other  Purchaser to be joined as an additional

party in any proceeding for such purpose.   Each  Purchaser has been represented

by  its  own  separate  legal  counsel in their review and  negotiation  of  the

Transaction Documents.  For reasons  of  administrative  convenience  only, each

Purchaser and its respective counsel have chosen to communicate with the Company

through  WS.   WS  does  not represent any of the Purchasers and only represents

Ladenburg as placement agent.  The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers.

      5.18  Liquidated Damages.   The  Company's  obligations to pay any partial

liquidated damages or other amounts owing under the  Transaction  Documents is a continuing  obligation of the Company and shall not terminate until  all  unpaid partial liquidated  damages and other amounts have been paid notwithstanding the fact that the instrument  or  security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

      5.19  Saturdays, Sundays, Holidays, etc.         If  the last or appointed

day  for  the  taking of any action or the expiration of any right  required  or granted herein shall  not  be  a  Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

      5.20  Construction. The parties  agree  that  each  of  them  and/or their respective counsel has reviewed and had an opportunity to revise the Transaction

Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be  employed in the interpretation of the Transaction Documents or any amendments hereto.  In addition,

                                     - 43 -


each  and  every  reference  to  share  prices and shares of Common Stock in any

Transaction Document shall be subject to  adjustment  for  reverse  and  forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

      5.21  WAIVER  OF  JURY  TRIAL.   IN ANY ACTION, SUIT, OR PROCEEDING IN ANY

JURISDICTION BROUGHT BY ANY PARTY AGAINST  ANY  OTHER  PARTY,  THE  PARTIES EACH

KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW,

HEREBY  ABSOLUTELY,  UNCONDITIONALLY,  IRREVOCABLY AND EXPRESSLY WAIVES  FOREVER

TRIAL BY JURY.

                            (Signature Pages Follow)

                                     - 44 -


            IN WITNESS WHEREOF, the parties  hereto  have caused this Securities

Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized

signatories as of the date first indicated above.




WORLDWIDE ENERGY AND MANUFACTURING USA, INC.        Address for Notice:

                                                    Mr. Jimmy Wang

                                                    President and Chief Executive Officer

                                                    Worldwide Manufacturing USA, Inc.

                                                    408 N. Canal Street, Unit A&B,

                                                    South San Francisco, California 94080


By:__________________________________________       Fax: (650) 794-9878

     Name: Jimmy Wang

     Title: Chief Executive Officer

With a copy to (which shall not constitute notice):

                                                    DARRIN M. OCASIO

                                                    SICHENZIA ROSS FRIEDMAN FERENCE LLP

                                                    61 BROADWAY, NEW YORK, NEW YORK 10006

                                                    FAX (212) 930-9725



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                     SIGNATURE PAGE FOR PURCHASER FOLLOWS]

                                     - 45 -


          [PURCHASER SIGNATURE PAGES TO WEMU SECURITIES PURCHASE AGREEMENT]

      IN WITNESS  WHEREOF,  the undersigned have caused this Securities Purchase

Agreement to be duly executed  by  their respective authorized signatories as of the date first indicated above.

Name of Purchaser: __________________________________________

Signature of Authorized Signatory of Purchaser: __________________

Name of Authorized Signatory: __________________

Title of Authorized Signatory:  ________________

Email Address of Authorized Signatory: __________

Facsimile Number of Authorized Signatory:_______________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser

(if not same as address for notice):

Subscription Amount: $_________________

Shares: _________________

Warrant Shares: __________________

EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

                                     - 46 -
